SCHEDULE 14A INFORMATION

            Proxy Statement Pursuant to Section 14(a)
       of the Securities Exchange Act of 1934, as amended
                    (Amendment No. ________)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                 ENVIRONMENTAL PLUS, INCORPORATED
        (Name of Registrant as Specified In Its Charter)

           (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

   * Set forth amount on which the filing is calculated and state how it was determined.

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                Environmental Plus, Incorporated
                         Route 1, Box 41
                      Overton, Texas  75684

                          _____________

                    NOTICE OF ANNUAL MEETING
                         OF SHAREHOLDERS
                     TO BE HELD JULY 9, 1997


To the Shareholders of Environmental Plus, Incorporated:

     Notice is hereby given that the 1997 Annual Meeting of Shareholders (the "Annual Meeting") of Environmental Plus, Inc. (the "Company"), a Texas corporation, will be held at the Company's offices at Route 1, Box 41, Farm Road 2089, Overton, Texas on Wednesday, July 9, 1997, at 10:00 a.m. C.D.T., for the following purposes:

     1. To elect three persons to serve as directors to hold office until the annual meeting of shareholders in 1998, and until their successors have been elected and qualified.

     2. To ratify the appointment of BDO Seidman, LLP as independent public accountants of the Company for the fiscal year ending August 31, 1997.

     3. To transact such other business as may properly come before the meeting or any other adjournment or adjournments thereof.

     Shareholders of record at the close of business on June 4, 1997 are entitled to notice of and to vote at the Annual Meeting, or any adjournment or adjournments thereof.

     You are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the Annual Meeting in person, you are urged to mark, sign and date the enclosed form of proxy and return the same promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you should you so request.

     PLEASE MARK, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT
IN THE ENCLOSED ENVELOPE.  YOUR PROMPT RESPONSE WILL BE
APPRECIATED.

                              By Order of the Board of Directors



                              George Davis
                              Chairman of the Board

Overton, Texas
June 20, 1997

                Environmental Plus, Incorporated
                         Route 1, Box 41
                      Overton, Texas  75684

                          _____________

                         PROXY STATEMENT

               FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JULY 9, 1997


             SOLICITATION AND REVOCATION OF PROXIES

     This Proxy Statement and the accompanying proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Environmental Plus, Incorporated (the "Company" or "Environmental Plus"), a Texas corporation, for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders and any adjournment(s) thereof.


     The proxy, which is enclosed with this Proxy Statement and Notice of Meeting, contains a space where each shareholder may indicate whether the shareholder chooses to vote his or her shares in favor of, against or withhold his vote in, the election of the three persons nominated for election as director listed under proposal 1, to vote for or against or to abstain from voting on proposal 2 and to authorize the proxies to vote in their discretion with respect to any other proposal brought before the Annual Meeting. If the proxy is returned to the Company and the shareholder specifies how the proxy is to be voted, it will be voted in accordance with this instruction. If the proxy is returned to the Company and no indication is given as to how the proxy is to be voted, the proxy will be voted by the persons named in the proxy at the Annual Meeting: FOR the election of the nominees under the caption "Election of Directors," and FOR ratification of the appointment of BDO Seidman, LLP as independent public accountants for the current fiscal year. If any other matters properly come before the Annual Meeting the proxies will vote upon such matters according to their judgment.

     The giving of a proxy does not preclude the right to vote in person should the person giving the proxy so desire, and the person giving the proxy has the power to revoke it at any time before it has been exercised either by furnishing the Secretary of the Company at the Company's offices at Route 1, Box 1, Overton, Texas 75684 written notice of revocation, by properly executing and submitting a subsequently dated proxy or by attending the meeting and voting in person. No such notice of revocation or later-dated proxy will be effective, however, until received by the Company at or prior to the Annual Meeting. Mere attendance at the Annual Meeting will not of itself revoke the proxy.

     The enclosed proxy is solicited by and on behalf of the Board of Directors of the Company. The expense of solicitation of the proxies for the 1997 Annual Meeting, including the cost of mailing, will be borne by the Company.

     In addition to the use of the mails, the Company may request persons holding stock in their name or custody, or in the name of the nominee, to send proxy materials to their principals and request authority for the execution of the proxies, and the Company will reimburse such person for their expense in so doing.

     To the extent necessary in order to assure sufficient representation at the Annual Meeting, officers and regular employees of the Company and others regularly retained by the Company, at no additional compensation, will request the return of the proxies personally, by telephone or telegram. The extent to which this will be necessary depends entirely on how promptly proxies are received, and shareholders are urged to send their proxies without delay. In addition, the Company may make arrangements with brokers, nominees, fiduciaries and other custodians to reimburse them for their charges and expenses in forwarding proxy materials to the beneficial owners of the Company's stock. Management has no knowledge or information that any other person will specially engage any persons to solicit proxies.

     The Company's Annual Report for the year ended August 31, 1996, which contains the Company's financial statements, is enclosed with this Proxy Statement and the accompanying proxy, all of which are first being sent or given to the shareholders of the Company on or about June 20, 1997. The Annual Report is not to be regarded as proxy solicitation material.

            VOTING RIGHTS AND PRINCIPAL SHAREHOLDERS

General
-------

     The close of business on June 4, 1997 has been fixed as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Annual Meeting and any adjournment(s) thereof. On that date there were outstanding and entitled to be voted at the Annual Meeting 40,329,136 shares of the Company's common stock, $.001 par value (the "Common Stock"), constituting the only class of stock entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on each matter presented to the shareholders.

Quorum and Voting
-----------------

     In accordance with the Bylaws of the Company, the presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum to transact business at the meeting. Abstentions (and broker nonvoters) are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to the shareholders, whereas broker nonvotes are not counted for purposes of determining whether a proposal has been approved. Assuming the presence of a quorum, the affirmative vote of the holders on the Record Date of a plurality of the outstanding shares of Common Stock present, represented in person or by proxy, at the Annual Meeting is necessary for the election of directors and the affirmative vote of the holders on the Record Date of a majority of shares of Common Stock, represented in person or by proxy at the Annual Meeting is required to approve or ratify each of the other proposals to be presented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote thereat, present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than the announcement at the meeting, until a quorum is present or represented. At any such adjournment meeting at which a quorum is present or represented, any business may be transacted at the meeting as originally notified.

Security Ownership of Principal Stockholders and Management
-----------------------------------------------------------

     The following table shows as of the Record Date the number of shares beneficially owned by each director and nominee for director, each executive officer of the Company included in the Summary Compensation Table set forth under the caption "Executive Compensation" below, and each person or entity known to the Company to be the beneficial owner of more than 5% of the outstanding Common Stock.

                                             Amount
                 Name and Address         and Nature of
                   of Beneficial            Beneficial    Percent
Title of Class         Owner               Ownership(1)   of Class
--------------  ---------------------     -------------   --------

Common Stock     J.D. Davenport(2)           11,652,500     30.0%
                 607 South Garland
                 Overton, Texas 75684

Common Stock     George Davis(3)             12,925,000     33.3%
                 Route 1, Box 41
                 Overton, Texas 75684

Common Stock     Charles I. White             3,774,000      9.7%
                 P.O. Box 749
                 Bentonville, Arkansas 72712

Common Stock     All executive officers       28,351,500    70.3%
                 and directors as a group
                 (consisting of three
                 persons)

(1) Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Unless otherwise indicated, each of the persons named has sole voting and investment power with respect to the shares reported.
(2) Mr. Davenport has decided to transfer 100% of the Company shares owned by him (11,652,500) to, Northport Management Group, Inc., a Texas corporation, organized by him and of which he is the sole director, sole officer and majority shareholder.
(2) Mr. Davis is the record owner of 100% of the Common Stock of Gulf Coast Cooling Tower Service, Inc. which owns 599,000 shares of the Company's Series A Convertible Preferred Stock, par value $1.00 per share, which is convertible on a one-for-one basis into the Company Commons Stock.

                         ITEM 1 ON PROXY
                      ELECTION OF DIRECTORS

Nominees
--------

     In accordance with the Bylaws of the Company, action will be taken at the annual meeting to elect three Directors to hold office until the annual meeting of shareholders in 1998 and until their respective successors have been duly elected and qualified. The Board of Directors recommends that the shareholders elect each of the following three persons who are the Board of Director's nominees, to serve as directors of the Company, all of whom are presently serving as directors and whose current terms expire at the Annual Meeting. The table following sets forth the name and age of each person nominated for the election as a director, all other positions with the Company presently held, the principal occupation or employment of the nominee for the last five years, the directorships of public companies, if any, held by each nominee and the period during which the nominee has served as a director of the Company.

                                           Positions with Environmental Plus,
                           Served as               Principal Occupation
Nominee and Age          Director Since          and Business Experience
---------------          --------------    ----------------------------------
J. D. Davenport, 60          1996          President of Environmental Plus
                                           since May 23, 1996.  From October
                                           1993 until December 1995, Chief
                                           Executive Officer of Ness
                                           Environmental, Inc.  From November
                                           1991 to October 1993, Chief
                                           Executive Officer of Frontier
                                           Environmental, Inc.

George Davis, 67             1996          President and Chief Executive
                                           Officer of Gulf Coast Cooling Tower
                                           Service, Inc. since May 1976

Charles I. White, 63         1996          Owner of an Arabian horse breeding
                                           and training farm since 1990.


     Unless otherwise indicated on a duly executed and dated proxy, the persons named in the enclosed proxy intend to vote the shares that it represents for the election of the nominees listed in the table above. Although the Company does not anticipate that any of the above-named nominees will refuse or be unable to accept or serve as a director of the Company for the terms specified, the persons named in the enclosed proxy intend, if any nominee is unable or unwilling to serve as a director, to vote the shares represented by the proxy for the election of such other person or persons as may be nominated or designated by management, unless they are directed by the proxy to do otherwise.

     Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock, present or represented by proxy at the Annual Meeting, is required for the election of directors. Assuming the receipt by each such person of the affirmative vote of at least a plurality of the shares of Common Stock present or represented at the Annual Meeting, the three persons receiving the greatest number of votes will be elected as directors. Proxies will be voted for the nominees in accordance with the specifications marked thereon and, if no specification is made, will be voted "FOR" the above nominees in the classes and for the terms noted.

                         ITEM 2 ON PROXY
 RATIFICATION AND APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has appointed the firm of BDO Seidman, LLP to serve as independent public accountants of the Company for the fiscal year ending August 31, 1997.
Although shareholder ratification is not required, the Board of Directors has directed that such appointment be submitted to the shareholders of the Company for ratification at the Annual Meeting. BDO Seidman, LLP has served as independent public accountants of the Company with respect to the Company's financial statements for fiscal 1996 and is considered by management of the Company to be well qualified. If the shareholders do not ratify the appointment of BDO Seidman, LLP, the Board of Directors may reconsider the appointment.

     Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

     On July 23, 1996, the Board unanimously selected BDO
Seidman, LLP to serve as independent auditors for the Company for the fiscal year ended August 31, 1996. In so doing, the Board of Directors terminated the engagement of Hutton, Patterson &
Company and engaged BDO Seidman, LLP effective as of such date.

     The audit reports of BDO Seidman, LLP and Hutton, Patterson & Company, respectively, on the Company's financial statements for the years ended August 31, 1996 and 1995, respectively, were not qualified or modified as to uncertainty, audit scope or accounting principles, although the statements audited by Hutton, Patterson & Company for the year ended August 31, 1995 had a "going concern opinion."

     In connection with the audit of the fiscal year ended August 31, 1995, there were no disagreements ("Disagreements") as defined in Item 304(a)(1)(iv) and the Instructions to Item 304 of Regulation S-K promulgated pursuant to the Exchange Act ("Regulation S-K"), between the Company and Hutton, Patterson & Company, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which Disagreements if not resolved to their satisfaction would have caused Hutton, Patterson & Company to make reference in connection with their opinions to the subject matter of the Disagreement.

     In connection with the audit of the fiscal year ended August
31, 1995, there were no reportable events ("Reportable Events") as defined in Item 304(a)(1)(v) of Regulation S-K and the Instructions to Item 304 of Regulation S-K.

     Assuming the presence of a quorum, the affirmative votes of the holders of a majority of the outstanding shares of Common Stock present at the meeting in person or by proxy, is necessary for adoption of the proposal. Proxies will be voted for or against such approval in accordance with specifications marked thereon and, if no specification is made, will be voted FOR such approval.

                         ITEM 3 ON PROXY
      OTHER MATTERS THAT MAY COME BEFORE THE ANNUAL MEETING

     The Board of Directors of the Company knows of no matters, other than those referred to in the accompanying Notice of Annual Meeting of Shareholders, which properly may come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournment(s) thereof, it is the intention of the persons named as proxies on the enclosed form of proxy card to vote the proxy cards in accordance with their judgment.

                           MANAGEMENT


Executive Officers and Directors
--------------------------------

     On the Record Date, the executive officers and directors of the Company were as follows:

J. D. Davenport, 60      Director (since 1996) and President

George Davis, 67         Director (since 1996), Secretary, Treasurer
                         and Chairman of the Board

Charles I. White, 63     Director (since 1996) and Vice President

The following is a description of the business experience of and other matters concerning the Company's executive officers and directors.

     J.D. Davenport serves as President of the Company. He has served as President since May 23, 1996. From October 1993 to December 1995, Mr. Davenport was the Chief Executive Officer of Ness Environmental Plus, Inc. Prior to that time, Mr. Davenport served as Chief Executive Office of Frontier Environmental, Inc. from November 1991 until October 1993.

     George Davis was elected Secretary, Treasurer and Chairman of the Board of Directors of the Company in 1996. Mr. Davis is also and has been President and Chief Executive Officer of Gulf
Coast Cooling Tower Service, Inc. since May 1976.

     Charles I. White was elected Vice President and a Director of the Company in 1996. He is and has been the owner of an Arabian horse breeding and training farm since 1990.

Meetings and Committees of the Board of Directors
-------------------------------------------------

     The Board of Directors conducts its business through meetings of the Board of Directors. There is no separate audit or executive committee. During the year ended August 31, 1996, the Board of Directors held one special meeting and three unanimous written consents in lieu of a special meeting were adopted. Each director attended at least 100% of the total number of meetings of the Board of Directors.

Director Compensation
---------------------

     No compensation was paid to any director in fiscal 1996 in his capacity as a director.

                     EXECUTIVE COMPENSATION

Summary Compensation Table
--------------------------

     The following table sets forth certain information regarding compensation paid during each of the Company's last three fiscal years to the Company's chief executive officer in all capacities. No other executive officer of the Company received total salary and bonus compensation for services rendered to the Company during fiscal 1996 in excess of $100,000.

                                                                                        Awards
                                        Annual Compensation     Other Annual    ----------------------
                               Fiscal   --------------------    Compensation    Securities Underlying
Name and Principal Position     Year    Salary($)  Bonus ($)       ($)(1)             Options(#)
---------------------------    ------   ---------  ---------    -------------   ----------------------

J. D. Davenport                1996(1)  $ 0(2)         -              -                   -
  President and Director

_________________________
(1)  Mr. Davenport was elected President of the Company during fiscal 1996.

(2) During fiscal 1996, the officers of the Company including the President determined that they would not take a salary until cash flow from operations permitted them to pay each of the three officers $50,000. Therefore, no salaries were paid in fiscal
1996.  However, the staff of the Securities and Exchange
Commission has determined that the historical statement of operations should reflect all costs of doing business.
Accordingly, officer's salaries for fiscal 1996 were imputed based on the actual number of months of operation during fiscal
1996. This expense is reflected in the 1996 statements of operations and also as an increase to paid in capital. See the Financial Statements of the Company contained in the Annual
Report accompanying this Proxy Statement.


Stock Option Grants in Fiscal 1996
----------------------------------

     No stock options were granted to the President during fiscal
1996.  The Company has never granted stock appreciation rights.

Aggregate Stock Option Exercises in Fiscal 1996
and Fiscal Year End Option Values
-----------------------------------------------

     The Company never granted any stock options to the President.

         CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective July 1996, the Company acquired substantially all of the assets of Gulf Coast Cooling Tower Service, Inc. ("GCCTS") from the Company's director and secretary, George Davis. Mr. Davis abstained from voting as a director of the Company in that transaction. The value of the assets according to the agreement between the parties is approximately $599,000. The acquisition resulted in a continuation of the business underlying the assets (through the Company's subsidiary, Gulf Coast Towers, Inc.) which is the construction and repair of industrial cooling towers primarily in Texas, Louisiana and Arkansas for electric utility companies, and related consulting services. The purchase price for the assets was 599,000 shares of the company's Series A Convertible Preferred Stock, par value $1.00 per share, which is convertible on a one-for-one basis into the Company's common stock.

     During fiscal 1996, the Company contracted with GCCTS, an affiliate by common control as described above, to perform certain services on the cooling tower sales. Costs to the Company and cash disbursements to GCCTS totaled $64,070.

     At the end of fiscal 1996, the Company had certain notes payable to related parties ($12,000 to GCCTS and $1,000 to George Davis, a shareholder). During the year GD-JD, Inc., an affiliate by common control due to stock ownership by Messrs. Davis and Davenport, loaned the Company $4,000 and made payments on behalf of the Company for $11,391. The net amount due to GD-JD, Inc. as of August 31, 1996 was forgiven and added to additional paid in capital.

     The Company had payable to a former shareholder, $24,786 at August 31, 1994. The former shareholder forgave the repayment of this amount during the year ended August 31, 1995. The Company also had a payable to Kinlaw Oil Corporation ("KOC") of $206,560 at August 31, 1994. During the year ended August 31, 1995, KOC advanced additional funds of $14,000 to the Company and paid $12,435 to various vendors on behalf of the Company. The Company repaid $21,000 and transferred its property and equipment to KOC. The remaining balance of $206,883 was forgiven by KOC. During fiscal 1996, KOC advanced $4,602 to the Company for the payment of payroll taxes. This amount was also forgiven.

    EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

     The Company does not have any employment agreements with any of its officers. The Company does not have or know of any arrangement or pledge of its securities by persons now considered in control of the Company that might result in a change in control of the Company.

                     SECTION 16(a) REPORTING

     Paragraph Section 16(a) of the Exchange Act requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by Commission regulation to furnish the Company with copies of all Section 16(a) reports they file. To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company, during the fiscal year ended August 31, 1996, all
Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

                      SHAREHOLDER PROPOSALS

     Pursuant to Rule 14a-8 of the Exchange Act, shareholders may present proper proposals for inclusion in the Company's proxy statement for consideration at its 1997 Annual Meeting of Shareholders by submitting proposals to the Company in a timely manner. In order to be so included for the 1997 Annual Meeting of Shareholders, shareholder proposals must be received by the Company by February 28, 1998, and must otherwise comply with the requirements of Rule 14a-8.

                         By Order of the Board of Directors



                         George Davis
                         Chairman of the Board
Overton, Texas
June 20, 1997



     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.
SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND
WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN
THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                  ENVIRONMENTAL PLUS, INCORPORATED
                             Route 1, Box 41
                          Overton, Texas  75684

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints J.D. Davenport, George Davis and Charles I. White and each or any of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all of the shares of the Common Stock of Environmental Plus, Incorporated (the "Company") held of record by the undersigned at the close of business on June 4, 1997, at the Annual Meeting of Shareholders to be held on July 9, 1997, or any adjournment(s) thereof.

      1. PROPOSAL TO ELECT AS DIRECTORS OF THE COMPANY THE FOLLOWING PERSONS, TO HOLD OFFICE UNTIL THE 1998 ANNUAL MEETING OF SHAREHOLDERS OR UNTIL THEIR RESPECTIVE SUCCESSORS HAVE BEEN DULY ELECTED AND SHALL HAVE QUALIFIED.

     [ ]   FOR all the nominees listed below       [ ]  WITHHOLD AUTHORITY to
           (except as marked to the contrary            vote for all the
           below)                                       nominees listed below

                              J.D. Davenport
                               George Davis
                             Charles I. White

INSTRUCTION:    To withhold authority to vote for any individual
nominee, write that nominee's name on the line provided: ______________________


      2. PROPOSAL TO RATIFY THE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE FISCAL YEAR ENDING AUGUST 31, 1997.
     [  ]  FOR                [  ]  AGAINST                 [  ]  ABSTAIN

              (Please complete and sign on other side)

                       (continued from front)
     3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.
     [  ]  FOR                [  ]  AGAINST                 [  ]  ABSTAIN

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized persons. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE NOMINEES UNDER PROPOSAL 1, "FOR" THE RATIFICATION OF THE APPOINTMENT OF BDO SEIDMAN, LLP
AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE CURRENT FISCAL YEAR UNDER PROPOSAL 2 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY OTHER MATTER THAT IS PROPERLY PRESENTED AT THE MEETING.


                        DATED:  ___________________________________, 1997


                        _________________________________________________
                                                       Signature

                        _________________________________________________
                                               Signature If Held Jointly